BUSINESS FIRST BANK Go get it.

Business First Bancshares, Inc.

HOVDE 2019 Community Bank Investor Conference

November 3-5, 2019

Legal Disclosure

Special Note Concerning Forward-Looking Statements

This investor presentation contains "forward-looking statements" within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company's use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "should," "predicts," "could," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the Company's future business and financial performance and/or the performance of the banking and mortgage industry and economy in general.

Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company's management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation including, without limitation, the risks set forth in "Forward Looking Statements" and "Risk Factors" in the Company's Annual Report on Form 10-K for the year ended December 31, 2018, filed with the SEC on March 22, 2019. Many of these factors are difficult to foresee and are beyond the Company's ability to control or predict. The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Non-GAAP Financial Measures

This presentation includes certain financial measures that are not measures recognized under U.S. generally accepted accounting principles ("GAAP") and therefore are considered non-GAAP financial measures. The Company's management uses these non-GAAP financial measures in their analysis of the Company's performance, financial condition and the efficiency of its operations. Management believes that these non-GAAP financial measures provide a greater understanding of the ongoing operations and enhance comparability of results with prior periods. The Company's management also believes that investors find these non-GAAP financial measures useful as they assist investors in understanding the Company's underlying operating performance and the analysis of ongoing operating trends. However, the non-GAAP financial measures discussed herein should not be considered in isolation or as a substitute for the most directly comparable or other financial measures calculated in accordance with GAAP. Moreover, the manner in which the Company calculates the non-GAAP financial measures discussed herein may differ from the reporting measures with similar names as used by other companies. You should understand how such other banking organizations calculate their non-GAAP financial measures with names similar to the non-GAAP financial measures discussed herein when comparing such information. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the Appendix to this presentation.

Overview of Business First Bancshares, Inc.

Overview of Business First Bancshares, Inc.

- **Founded in 2006; headquartered in Baton Rouge, LA**
- **Commercial bank focused on small-to-midsize businesses and their owners and employees**
- **Currently operating in ten Louisiana markets and DFW MSA**

✓ Scale – Over $2 billion in assets

✓ Top 10 deposit market share in LA

✓ Diversified loan portfolio

✓ Balanced portfolio across I-10 and I-20 corridors

- **Three successful acquisitions since 2015**
- **Key Recent Events**
  - Two capital raises: $66 million through private placement and $29 million through public offering
  - Listed on NASDAQ as BFST (04/09/18)
  - Completed $25 million private placement of subordinated notes in Q4'18
  - Record and stable financial results



BUSINESS FIRST BANK

Business First Footprint

- **Opened three full service banking centers since 2Q 18: New Orleans, DFW, and Sulphur**
- **Closed four branches**
- **Three successful acquisitions since 2015**
  - Richland State Bank (November 30, 2018) expanded presence along I-20 and contributed excess deposits. Conversion completed July 19, 2019
    - Approximately 80% Stock/20% cash transaction valued at $50.8mm
    - $313.5mm in total assets; Gross Loans/Deposits of 67%
  - MBL Bank (January 1, 2018, closed in less than 3 months) was acquired with the goal of accelerating profitability and diversifying business mix. Conversion completed July 15, 2018
    - All cash transaction valued at $76.0mm
    - $323mm in total assets; 1.72% ROAA in FY 2017
  - American Gateway Bank (2015) helped diversify funding base; increasing NIB deposits from 19% to 26% of total deposits



Business First Footprint
Sherman
Paris
Texarkana
Camden
Monticello
Cleveland
Greenville
Plano
Greenville
Mount Pleasant
Magnolia
El Dorado
Garland
Dallas
Bastrop
Yazoo City
Longview
Shreveport
Ruston
Monroe
Vicksburg
Jackson
Tyler
Corsicana
Henderson
Mansfield
Natchitoches
Palestine
Nacogdoches
Natchez
Brookhaven
Crockett
Lufkin
Alexandria
Tylertown
Jasper
De Ridder
Marksville
Bryan
Huntsville
Opelousas
Baton Rouge
Conroe
Lake Charles
Lafayette
Brenham
Beaumont
Port Arthur
New Iberia
New Orleans
Columbus
Houston
Houma
Galveston
Bay City
Victoria
LOUISIANA
MISSISS
Business First Banking Centers (25)

Our Operating Philosophy Has Been Consistent Since Day 1

Commercial Focus	Recruiting and Retaining Talented Bankers	"High Tech/ High Touch" Model	Disciplined Expansion Criteria
• Small-to-midsize businesses and their owners and employees • Target \$1-\$10mm commercial lending relationships that are typically too small for the larger financial institutions to value but too complex for many community banks • Full suite of treasury and cash management products and services to support lending efforts • ~24.5% C&I loans and ~23.4% NIB deposits	• Experienced and empowered local leadership • Recruit bankers with strong ties to local communities • Offer bankers an entrepreneurial culture combined with a platform of sophisticated banking products and services and efficient credit decisions • Historically successful in recruiting bankers from larger financial institutions as well as local community banks • Recruiting complemented by focus on internal professional development	• "Branch lite" model leveraging current technology for customer convenience • Significant investment in operating platform to support C&I-focused, relationship-based banking • Opportunity for future growth without commensurate increases in operating expense • COO had nearly 20 years experience at BXS, including over 20 systems conversions in connection with bank acquisitions	• In its first 10 years, Business First expanded into eight Louisiana markets, including the six largest metro areas – Founding directors and shareholders were intentionally located throughout Louisiana – 9th and 10th Louisiana markets added in 2018 in North Louisiana/ I-20 (Minden and Richland) • Continued organic and new market expansion driven by the identification and recruitment of local banking teams • Careful analysis of the market's economy and the population of targeted small-to-mid sized business customers • Experience with both organic and acquisition expansion

Corporate History



2006: Bank opened in Baton Rouge; expanded into the Shreveport market
2008: Expanded into the Lafayette market
2010: Expanded into the Houma market
2015: Acquired American Gateway Financial in West Baton Rouge
2018: Completed $25 million private placement of subordinated notes
2018: Listed on NASDAQ on April 9th under BFST
2017: Expanded into DFW, TX market
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019
2007: Expanded into the Northshore market
2009: Expanded into the Lake Charles market
2015: Initiated recurring dividend
2015: Expanded into the New Orleans market
2018: Closed acquisition of Richland State Bancshares and completed $29 million follow-on equity offering
2017: Announced acquisition of Minden Bancorp and completed $66 million private placement
2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019

Total Assets ($Millions):

$110	$392	$546	$667	$657	$652	$681	$684	$685	$1,076	$1,106	$1,321	$2,095	$2,221 (1)

(1) As of September 30, 2019. All periods as of December 31st.

BUSINESS FIRST BANK

Executive Management Team

Officer	Year Started at BFST	Position with Business First Bank
Jude Melville	2006	Director, President and Chief Executive Officer
Gregory Robertson	2011	EVP, Chief Financial Officer
Donald Hingle	2009	EVP, Chief Credit Executive
Philip Jordan	2008	EVP, Chief Banking Officer
Alicia Robertson	2011	EVP, Chief Treasury Management, Private Banking, Wealth Soutions Officer
Keith Mansfield	2016	EVP, Chief Operations Officer
Mimi Singer Lee	2019	EVP, Chief Human Resources Officer
Heather Roemer	2009	SVP, Board Secretary

Executive team includes a mix of youth and experience which fosters an energetic and collaborative work environment.

Average years of experience

24

Average Age

46

Note: As of September 30, 2019.

Market Presidents and Managing Directors

Market	Market President	Year Started at BFST	Prior Experience
East Baton Rouge	Michael Nizzo	2008	Investar Iberville Bank Wells Fargo
Shreveport	Jack Byrd	2018	Minden Bank and Trust Regions Bank MBL
Northshore	Warren McDonald	2006	Whitney Bank Regions Bank One
Lake Charles / Lafayette	Poncho Seaford	2016	J.P. Morgan Chase
Houma	Gloria Navarro	2010	Capital One Argent Bank
New Orleans	Chris Keene	2015	First Bank & Trust Whitney Bank
West Baton Rouge	Sonny Gascon	2010	Plaquemine Bank J.P. Morgan Chase
DFW[1]	Chris Shaw	2017	Green Bank BB&T
	Jason Siegele	2006	Regions Bank Hibernia Bank
Minden	Mike Burton	2018	MBL
Richland	Chad Carter	2018	Prosperity Bank Gibsland Bank & Trust

Business First's Market Presidents and Managing Directors have diversified experience at a mix of large, regional and community banks.

Market Presidents serve as important conduits between executive management and the local markets.

Average years of experience

25

Note: As of September 30, 2019.
(1) As DFW is a large metropolitan area, the Bank has two employees that act as Managing Directors of the Market.

BUSINESS FIRST BANK

Current Footprint

- **Meaningful presence in state's top 8 MSAs and DFW**
- **Complementary market demographics to provide system-wide balance**

Market	Year Entered	# of Facilities	# of Bankers[1]	Total Loans	Total Deposits
East Baton Rouge	2006	7	14	$321,074	$309,746
Shreveport	2006	1	3	104,754	97,319
Northshore	2007	1	4	114,027	58,169
Lafayette	2008	1	4	62,414	71,238
Lake Charles	2009	2	5	129,222	175,947
Houma	2010	1	3	81,982	52,516
New Orleans	2015	1	5	150,878	30,398
West Baton Rouge	2015	2	5	92,404	228,803
DFW	2017	1	9	192,351	52,542
Minden	2018	2	4	190,233	296,984
Richland	2018	6	9	263,933	261,933

Note: Data as of September 30, 2019. Dollars in thousands. The loans and deposit balances by market do not tie to consolidated figures as a result of wholesale deposits, timing differences and other items recorded at the corporate level.
(1) Bankers defined as commercial lenders or banking center managers, who are either retail lenders or business development officers.

BUSINESS FIRST BANK

Recent Financial Results – Record FY 2018 & Positive YTD 2019

- **Positive YTD 2019**
  - Annualized organic loan growth of 14.5%
  - Net Income for the YTD period is 69.2% higher than the same period in FY 2018
  - Stable NIM
  - Improved efficiency ratio

- **FY 2018: Combination of Organic and M&A growth**
  - Loan growth of 56.7%
    - 2018 organic loan growth of 12.5%
  - Core deposit growth of 60% in FY 2018 driven by organic growth and the strategic addition of MBL Bank and Richland State Bank
  - PTPP CAGR of 34.2%
  - Core net income growth of 247%
  - Improved core efficiency ratio and core NIM each quarter of FY 2018



Gross Loans
$1,700.0
$1,500.0
$1,300.0
$1,100.0
$900.0
$700.0
$500.0
$772.4
$811.1
$975.5
$1,528.5
$1,694.7
2015Y
2016Y
2017Y
2018Y
YTD 2019



Total Deposits
$1,800.0
$1,600.0
$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$904.2
$932.8
$1,055.5
$1,733.9
$1,733.4
2015Y
2016Y
2017Y
2018Y
YTD 2019



Net Income(1)
$21.0
$18.0
$15.0
$12.0
$9.0
$6.0
$3.0
$0.0
$4.9
$4.1
$5.3
$5.1
$4.8
$4.8
$16.8
$14.1
$18.5
$18.0
2015Y
2016Y
2017Y
2018Y
YTD 2019



ROAA(1)
1.40%
1.20%
1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
-0.20%
0.49%
0.41%
0.47%
0.45%
0.40%
0.40%
1.00%
0.84%
1.17%
1.14%
2015Y
2016Y
2017Y
2018Y
YTD 2019



NIM(2)
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
3.68%
3.47%
3.64%
3.51%
4.01%
3.64%
4.02%
3.94%
4.10%
3.98%
2015Y
2016Y
2017Y
2018Y
YTD 2019



Efficiency Ratio
90.0%
80.0%
70.0%
60.0%
50.0%
81.7%
82.0%
73.7%
71.8%
63.7%
2015Y
2016Y
2017Y
2018Y
YTD 2019

Note: Dollars in millions.

(1) The green shaded areas represent core results, which are non-GAAP financial measures. These core results exclude net pre-tax deal charges associated with the Company's American Gateway acquisition, tax effected at 34% and net pre-tax deal charges associated with the Company's MBL Bank and Richland State Bank acquisitions, tax effected at 21%. 2017 data adjusted for DTA write-down. See reconciliation on page 30 in Appendix.

(2) The blue shaded areas represent the core NIM, which is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway, MBL Bank, and RSB Bank acquisitions. See reconciliation on page 30 in Appendix.

BUSINESS FIRST BANK

Quarterly Financial Trends

	For the Quarter Ended,				
	9/30/2019	6/30/2019	3/31/2019	12/31/2018	9/30/2018
Balance Sheet & Capital					
Total Assets	$2,220,840	$2,153,608	$2,101,400	$2,094,896	$1,678,196
Gross Loans (Excl. HFS)	1,694,727	1,642,573	1,586,182	1,528,469	1,297,959
Deposits	1,733,390	1,702,902	1,744,383	1,733,934	1,354,071
Total Equity	280,340	277,469	269,144	260,058	212,961
Tangible Common Equity / Tangible Assets[1]	10.39 %	10.57 %	10.37 %	9.96 %	10.75 %
Tangible Book Value Per Share[1]	$16.96	$16.60	$15.86	$15.34	$15.30
Net Loans (Excl. HFS) / Assets	75.77 %	75.73 %	74.92 %	72.43 %	76.73 %
Gross Loans (Excl. HFS) / Deposits	97.77	96.46	90.93	88.15	95.86
NIB Deposits / Deposits	23.43	23.19	22.75	22.05	22.98
C & I / Loans (Excl. HFS)	24.50	25.04	24.58	23.79	24.49
Asset Quality					
Nonperforming Loans (Excl. TDRs)	$11,854	$10,090	$13,260	$13,567	$11,597
Nonperforming Assets (Excl. TDRs)	14,185	12,420	14,954	15,487	13,432
NPLs / Loans (Excl. TDRs)	0.70 %	0.61 %	0.84 %	0.89 %	0.89 %
NPAs / Assets (Excl. TDRs)	0.64	0.58	0.71	0.74	0.80
Reserves / Loans (Excl. HFS)	0.71	0.71	0.75	0.73	0.79
NCOs / Average Loans	0.00	0.09	0.00	0.00	0.00
Profitability Ratios					
Net Interest Income	$20,258	$20,193	$19,120	$17,117	$15,636
Provision Expense	479	1,302	633	939	503
Noninterest Income	1,922	4,219	2,311	2,491	1,547
Noninterest Expense	14,878	14,577	13,790	14,409	11,870
Pretax Income	6,823	8,533	7,008	4,260	4,810
Income Tax	1,312	1,690	1,349	815	910
Net Income	5,511	6,843	5,659	3,445	3,900
Core Net Income[2]	6,265	6,602	5,625	4,702	4,429
ROAA	1.02 %	1.30 %	1.09 %	0.75 %	0.94 %
ROAE	7.93	10.13	8.62	6.03	7.37
Core ROAA[2]	1.16	1.26	1.08	1.03	1.06
Core ROAE[2]	9.01	9.77	8.57	8.23	8.37
Net Interest Margin	4.10 %	4.19 %	4.01 %	4.07 %	4.05 %
Core Net Interest Margin[2]	3.99	4.02	3.92	4.01	3.98
Efficiency Ratio	67.16	59.85	64.36	73.51	69.08
Core Efficiency Ratio[3]	63.72	59.74	64.58	64.66	65.59
Diluted Earnings per Common Share	$0.40	$0.50	$0.41	$0.28	$0.33
Core Diluted Earnings Per Common Share[2]	$0.46	$0.48	$0.41	$0.38	$0.37
Dividends Per Common Share	0.10	0.10	0.08	0.08	0.08

Note: Dollars in thousands except per share data.
(1) Non-GAAP Financial measure. See reconciliation on page 31 in Appendix.
(2) Non-GAAP Financial measure. See reconciliation on page 30 in Appendix.
(3) Non-GAAP Financial measure. See reconciliation on page 34 in Appendix

BUSINESS FIRST BANK

Loan Portfolio

- **Commercial lending is primary focus, with C&I representing 22% and Owner Occupied CRE representing 19.5%**
- **Recent acquisitions have provided portfolio diversification**
- **Energy concentration has decreased from 19.8% of total loans in Q1'15 to 6.5% in Q3'19**
- **Average funded loan amount of approximately $207 thousand**
- **Focus on working capital lines**
  - $218 million of lines of credit, 52% line usage
  - Internally staffed auditing function
- **Robust participation network developed to maintain exposure discipline while growing with best clients**
  - Full-time Director of Correspondent Banking (over 40 years experience, former B1B Market President)
  - 32 banks
  - 71 loans, $146 million sold balance
  - Over $306 million in participations sold since 2012

As of September 30, 2019[1]



7.1%
13.0%
22.0%
12.9%
3.7%
1.9%
2.7%
17.2%
19.5%

Construction & Land	$220,524	13.0%
1-4 Family	219,147	12.9%
Home Equity Loans	62,522	3.7%
Multi-Family	31,448	1.9%
Farmland	45,809	2.7%
CRE - Owner Occupied	330,225	19.5%
CRE - Income Producing	292,103	17.2%
Commercial	373,305	22.0%
Consumer & Other	119,900	7.1%
Total	$1,694,983	100.0%

Note: Dollars in thousands. All loan data as of September 30, 2019.
(1) Loan composition based on regulatory data.

Loan Production

- **Business First loans have grown at 28.6% CAGR from 2014 – 2018**
- **Continued Loan Growth. FY 18 net organic loan growth of 12.5%. Annualized loan growth of 14.5% YTD 2019.**
- **Increased production primarily driven by:**
  - Lending team added in DFW in 2017. Following its success, added a second lending team in DFW.
  - Continued strong development in DFW and New Orleans as well as strong performance in existing markets of Shreveport, Northshore, Lake Charles, and Baton Rouge
  - Continued credit process development with additional commercial underwriters; initiation of Credit Culture Committee
  - Consistency in credit approval leadership and continued investment in technology
  - Expansion into Northeast Louisiana market with acquisition of Richland State Bank; leveraging larger balance sheet and product set to support and grow client base
  - Increased market visibility for Business First Bank as a result of recent re-branding initiatives and public listing

Loan Production – New & Renewed Commitments



$1,400.0
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
$120.0
$100.0
$80.0
$60.0
$40.0
$20.0
$0.0
$184.0
$15.3
$432.2
$36.0
$398.6
$33.2
$538.9
$44.9
$598.0
$49.8
$695.5
$58.0
$900.3
$75.0
$1,260.4
$105.0
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
Q3'19
Average Monthly Production

Note: Dollars in millions. Q3'19 loan production data represents annualized results.

BUSINESS FIRST BANK

Strong Credit Performance

- **Credit quality metrics have continued to improve significantly since 2010**
- **ALLL/Gross Loans equaled 0.71% at September 30, 2019**
  - ALLL / legacy gross loans (i.e., excluding purchased loans) equals 0.82%
  - ALLL plus loan discount/gross loans equals 1.01%

NPLs / Gross Loans



4.00%
3.00%
2.00%
1.00%
0.00%
2.45%
1.76%
0.41%
0.54%
1.03%
0.90%
1.30%
0.89%
0.70%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019

NPAs / Assets



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
1.95%
1.24%
0.55%
0.88%
0.93%
0.77%
0.98%
0.74%
0.64%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019

NCOs / Avg. Loans



1.50%
1.30%
1.10%
0.90%
0.70%
0.50%
0.30%
0.10%
-0.10%
1.25%
0.84%
0.12%
0.02%
0.08%
0.04%
0.34%
0.00%
0.10%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y(1)
2018Y
YTD 2019

Note: NPLs and NPAs exclude TDRs. YTD 2019 data as of September 30, 2019.
(1) Excludes the $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.

BUSINESS FIRST BANK

Strong Credit Performance

- **Classified Assets have decreased by 30% from $45.5 million at Q4'10 to $30 million at Q3'19**
- **Past due loans have remained low even with the acquisition of two banks and stress in the energy sector in recent years**
- **Beginning in Q4'14, as conditions in the energy sector began to deteriorate, Business First experienced a divergence in its Energy Watch List vs. the rest of its portfolio**
- **Portfolio monitoring and stress testing are key for credit management with quarterly reviews of the Energy portfolio and annual stress testing of CRE. Debt service coverage is stressed on a per deal basis during underwriting**

Classified Asset Coverage Ratio[1]



75.0%
60.0%
45.0%
30.0%
15.0%
0.0%
42.8%
24.8%
25.4%
31.1%
29.4%
29.0%
16.2%
9.8%
14.8%
11.5%
11.4%
7.9%
10.8%
8.4%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019
Classified Asset Coverage Ratio
Classified Asset Coverage Ratio - Ex Energy

Past Due Loans / Total Portfolio



1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.01%
0.24%
0.09%
0.00%
0.13%
0.33%
0.36%
0.15%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019
Past Due Loans

Watch List / Total Portfolio



20.0%
15.0%
10.0%
5.0%
0.0%
11.7%
11.7%
14.5%
13.8%
7.7%
7.6%
10.7%
7.9%
11.6%
7.2%
8.0%
4.3%
5.5%
2.9%
3.9%
2.6%
3.5%
2.6%
2011Y
2012Y
2013Y
2014Y
2015Y
2016Y
2017Y
2018Y
YTD 2019
Total WL
Non-Energy WL

Note: YTD 2019 data as of September 30, 2019
(1) Defined as classified assets minus specific reserves divided by risk based capital.

BUSINESS FIRST BANK

Detailed Loan Composition

- **Owner – Occupied CRE makes up 53% of total CRE lending**
  - C&D and Total CRE concentrations of 89.0% and 220.6%, respectively

C&D Composition



3.9%
9.4%
15.4%
0.5%
6.0%
0.0%
6.3%
7.7%
19.2%
6.3%
20.3%

C&D Portfolio	
Raw Land	15.4%
Vacant Residential Lots	6.3%
Vacant Commercial Lots	7.7%
Land Development - Residential	20.3%
Residential Construction - OORE	6.3%
Residential Construction - Non OORE	19.2%
Commercial Construction - Retail - Single Tenant	0.0%
Commercial Construction - Retail - Multi Tenant	6.0%
Commercial Construction - Office - OORE	0.5%
Commercial Construction - Office - Non OORE	5.0%
Commercial Construction - Apartment/Multi-Family	9.4%
Commercial Construction - Other	3.9%
Total C&D	100.0%
Average Loan Size	$353

CRE Composition - Owner Occupied



2.2%
7.0%
31.9%
9.0%
2.6%
15.2%
0.0%
32.1%

Owner Occupied CRE Portfolio	
Hotel/Motel	2.2%
Office Building	7.0%
Office/Warehouse	9.0%
Warehouse	2.6%
Retail - Single Tenant	15.2%
Retail - Multi Tenant	0.0%
Commercial Building	32.1%
Other	31.9%
Total CRE - Owner Occupied	100.0%
Average Loan Size	$609

CRE Composition - Income Producing



11.2%
8.6%
21.0%
26.5%
8.3%
3.0%
9.7%
11.7%

Income Producing CRE Portfolio	
Hotel/Motel	8.6%
Office Building	21.0%
Office/Warehouse	8.3%
Warehouse	3.0%
Retail - Single Tenant	11.7%
Retail - Multi Tenant	9.7%
Commercial Building	26.5%
Other	11.2%
Total CRE - Income Producing	100.0%
Average Loan Size	$845

Note: Dollars in thousands. Loan composition and C&D/CRE concentration ratios as of September 30, 2019. Concentration ratios represent bank-level data.

BUSINESS FIRST BANK

Commercial Real Estate– Historical Performance

	Q4'15	Q4'16	Q4'17	Q4'18	Q3'19
Construction - 1-4 Family Residential	$ 25,032	$ 29,683	$ 37,565	$ 55,485	$ 56,380
Other Const, Development, Vacant Land & Lots	72,840	64,742	105,970	155,569	164,144
Total Construction	**97,872**	**94,425**	**143,535**	**211,054**	**220,524**
% of Total Loans	*12.5%*	*11.6%*	*14.7%*	*13.8%*	*13.0%*
% of Total Bank Capital	*86.6%*	*80.1%*	*119.1%*	*94.6%*	*89.0%*
Multi-Family Properties	26,058	22,737	20,717	39,273	31,448
Commercial Rental	140,150	135,901	174,552	226,723	292,103
Other Loans for Real Estate Purposes	7,333	6,541	6,869	5,731	2,373
Total Outstanding CRE Exposure	**$ 271,413**	**$ 259,604**	**$ 345,673**	**$ 482,781**	**$ 546,448**
% of Total Loans	*34.8%*	*31.8%*	*35.4%*	*31.6%*	*32.1%*
% of Total Bank Capital	*240.3%*	*220.2%*	*286.8%*	*216.4%*	*220.6%*
Total Committed CRE Loans	$ 337,686	$ 322,962	$ 442,568	$ 568,607	$ 663,990
Credit Ratings					
Weighted Average Risk Ratings	3.40	3.29	3.25	3.25	3.28
Pass-Watch / Special Mention %	3.9%	4.2%	1.1%	1.6%	0.5%
Classified %	5.6%	1.7%	1.1%	0.9%	1.0%
Total Watch List % [(3)]	9.5%	5.9%	2.3%	2.5%	1.5%
Past Dues					
Nonaccrual Loans	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,545
Accruing Past Due	-	-	-	0	0
Total Past Due	$ 3,755	$ 1,283	$ 2,791	$ 550	$ 1,545
Total Past Due / Total CRE Loans	*1.4%*	*0.5%*	*0.8%*	*0.1%*	*0.3%*
Net Charge Offs YTD	$ 99	$ (431)	$ 9	$ (322)	$ 2
Net Charge Offs YTD / CRE Loans	*0.04%*	*(0.17%)*	*0.00%*	*(0.07%)*	*0.00%*

Note: Dollars in thousands.
(1) Q4'17 NCOs excludes $600 thousand charge-off required to recognize a purchase discount gain of $2.4 million as a result of the American Gateway transaction.
(2) Other Loans for Real Estate Purpose balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.
(3) Percentage based on CRE loans outstanding.

BUSINESS FIRST BANK

Energy Lending

- **Energy loans accounted for approximately 6.5% of portfolio and 44.9% of bank-level capital as of September 30, 2019**

- **Geographic, loan type and collateral diversification**
  - 9.8% of total energy lending is non-correlated (cash secured, petrochem, retail)

- **Active monitoring of exposures**
  - Quarterly review begun in early 2015 involving executive management, Market Presidents, all lenders and credit team

ENERGY PORTFOLIO BY COLLATERAL		
COLLATERAL	**Total $'s**	**% of Energy Portfolio**
Accounts Receivable & Inventory	25.5	22.9%
Barges, Crew Boats, Marine Vessels	7.0	6.3%
Equipment	19.6	17.6%
Oil & Gas	5.4	4.9%
CD/Mkt. Securities	1.1	0.9%
All Other	9.1	8.2%
SUB TOTAL C & I	67.7	60.9%
Commercial Real Estate	30.2	27.1%
Consumer Real Estate	12.9	11.6%
Other	0.4	0.4%
SUB TOTAL NON C & I	43.5	39.1%
TOTAL	**111.2**	**100.0%**

Note: Dollars in millions. As of September 30, 2019.

Energy Lending – Historical Performance

- **Continued stability of Watch List as economic conditions for the energy sector shows incremental improvement**

	Q1'15	Q4'15	Q4'16	Q4'17	Q4'18	Q3'19
Upstream	$ 6,395	$ 13,878	$ 14,392	$ 17,742	$ 12,530	$ 10,669
Midstream	16,072	17,422	35,024	25,490	18,148	7,915
Downstream	13,279	14,248	11,766	10,144	8,578	4,695
Support / Services	77,520	79,313	73,142	70,765	86,802	82,742
Non-Oil and Gas	1,663	145	861	-	5,311	5,168
Total Energy Exposure	**$ 114,929**	**$ 125,007**	**$ 135,184**	**$ 124,140**	**$ 131,368**	**$ 111,188**
% of Total Loans	*19.8%*	*16.0%*	*16.5%*	*12.7%*	*8.6%*	*6.5%*
% of Total Bank Capital	*135.0%*	*110.7%*	*114.7%*	*103.0%*	*58.9%*	*44.9%*
Total Committed Energy Loans	$ 145,609	$ 160,537	$ 178,290	$ 160,313	$ 178,170	$ 148,235
Credit Ratings						
Weighted Average Risk Ratings	3.31	3.58	3.74	3.76	3.68	3.68
Pass-Watch / Special Mention %	8.3%	27.1%	16.9%	17.5%	8.3%	8.9%
Classified %	0.0%	0.8%	5.6%	3.1%	6.7%	5.5%
Total Watch List % (1)	8.3%	27.8%	22.6%	20.6%	15.0%	14.4%
Past Dues						
Nonaccrual Loans	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 29
Accruing Past Due	-	-	-	-	-	-
Total Past Due	$ -	$ 949	$ 1,125	$ 3,882	$ 2,020	$ 29
Total Past Due / Total Energy Loans	*0.0%*	*0.8%*	*0.8%*	*3.1%*	*1.5%*	*0.0%*
Net Charge Offs YTD	$ -	$ 612	$ 667	$ 2,889	$ -	$ 1,500
Net Charge Offs YTD/ Energy Loans	*0.0%*	*0.5%*	*0.5%*	*2.3%*	*0.0%*	*1.3%*

Note: Dollars in thousands.
(1) Percentage based on energy loans outstanding.
(2) Balances based on loan-level data and do not reflect accounting adjustments for fees or discounts.

Deposit Mix

- **Business First's deposit gathering strategy is focused on its commercial lending relationships**
  - All but three of the Top 25 relationships by current loan balance are depositors
  - Incentive plan for lenders tied to deposit growth added in Q3'17. After 8 quarters, the plan has had positive results
  - In Q2'16, established a relationship pricing model that values deposits and treasury management
- **Organic core deposit[1] growth of 18% in FY 2017 and 60% total core deposit growth in FY 2018 driven by strategic addition of MBL Bank and Richland State Bank and organic growth**
- **Core deposits and excess liquidity were key rationales for all three acquisitions**
  - The most recent acquisition, Richland State Bank, was a strategic target with Gross Loans/Deposits of 67% at closing
  - Success in retaining deposits gained through acquisitions
- **Deposits related to ABL customers total approximately $52MM**

Deposit Mix - September 30, 2019



4.9%
1.6%
23.6%
29.6%
15.9%
24.3%

Non-Interest Bearing	$409,198	23.6%
NOW & Other	276,234	15.9%
MMDA & Savings	421,771	24.3%
Time Deposits	512,951	29.6%
CDARs	85,409	4.9%
Brokered Deposits[2]	27,827	1.6%
Total Deposits	$1,733,390	100.0%

Note: Dollars in thousands.
(1) Core deposits exclude fully insured brokered deposits and time deposits above the insurance limit.
(2) Brokered deposits defined as any deposit accepted from or through a third party, such as a person or company or organization other than the owner of the deposit.

Yield / Rate Analysis

- **Stable core NIM**[1]
  - Consistent loan yields supporting stable core NIM
  - Strategic acquisitions of MBL Bank and Richland State Bank have strengthened loan and deposit betas
- **Fixed vs. Variable rate loans**[2]
  - Variable rate portfolio has a 2.7 year weighted average maturity [2]
    - 88.7% of variable rate loans re-price daily
  - 65.9% fixed with a weighted average maturity of 4.3 years
    - Approximately 15% of fixed rate loans mature in the next 12 months



6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Q3'16 Q4'16 Q1'17 Q2'17 Q3'17 Q4'17 Q1'18 Q2'18 Q3'18 Q4'18 Q1'19 Q2'19 Q3'19
Loan Yield: 5.15% 4.89% 5.34% 5.72% 5.08% 5.22% 5.32% 5.46% 5.65% 5.72% 5.79% 5.96% 5.87%
NIM: 3.78% 3.63% 4.04% 4.34% 3.82% 3.87% 3.97% 3.98% 4.05% 4.07% 4.01% 4.19% 4.10%
Core NIM: 3.65% 3.50% 3.54% 3.66% 3.66% 3.69% 3.86% 3.89% 3.98% 4.01% 3.92% 4.02% 3.99%
Cost of Int. Bearing Deposits: 0.75% 0.78% 0.76% 0.83% 0.91% 0.95% 0.90% 1.01% 1.22% 1.35% 1.42% 1.51% 1.55%
Total Cost of Deposits: 0.58% 0.58% 0.57% 0.62% 0.67% 0.70% 0.69% 0.77% 0.93% 1.04% 1.10% 1.16% 1.19%
NIM
Core NIM (1)
Cost of Int. Bearing Deposits
Total Cost of Deposits
Loan Yield
Fiscal Quarters during which the Federal Funds Rate was Increased
Fiscal Quarters during which the Federal Funds Rate was Decreased

Note: Chart based on GAAP data.
(1) Core NIM is a non-GAAP financial measure. The core NIM excludes the accretion of the loan discount on loans acquired in the American Gateway, MBL Bank, and Richland State Bank acquisitions. See reconciliation page 33 in Appendix.
(2) September 30, 2019 maturity of variable rate loan portfolio excludes approximately $20.1 million of loans acquired from American Gateway.

Securities Portfolio

- **Securities portfolio was $281.1 million (par value) as of September 30, 2019**
- **Weighted average life of portfolio as of September 30 was 3.36 years which indicates less price volatility when compared to the 2.80 portfolio duration**
- **As of September 30, the portfolio roll-off volume for the next twelve months was $64.8 million with a roll-off yield of 2.69%. Nearly $9.7 million is attributed to calls**
- **71% of the portfolio will roll off within 5 years and 98% within 10 years**



5%
5%
35%
55%
Agencies
Agency MBS
Municpals
Corporates

Securities Portfolio[1]	-200	-100	0	+100	+200
Price Change (%)	5.15	2.62	0.00	-2.99	-6.20
Average Life	2.90	3.04	3.28	4.00	4.20
Duration	2.42	2.50	2.80	3.18	3.45
3 Year Cumulative CF/Portfolio	58.07	56.02	55.30	48.91	45.97



Quarterly Cashflows
Cumulative Cashflow Percentage
$25,000
$20,000
$15,000
$10,000
$5,000
$0
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
Dec-19
Mar-20
Jun-20
Sep-20
Dec-20
Mar-21
Jun-21
Sep-21
Dec-21
Mar-22
Jun-22
Sep-22
Dec-22
Mar-23
Jun-23
Sep-23
Dec-23
Mar-24
Jun-24
Sep-24

(1) As of September 30, 2019.

BUSINESS FIRST BANK

Growth Strategy Going Forward

Maintain Disciplined Focus on Business Model

Identify and Recruit Talented Bankers

- Talented commercial bankers will be the primary catalyst for future growth in existing or new markets
- Bankers are attracted to Business First's:
  - Relationship-based approach
  - Sophisticated business banking capabilities
  - Credit culture and process
  - Energy and camaraderie of executive team and Board

Expanding Presence in Existing Markets

- Incentive program tied to deposit growth
- Expand suite of products and services
  - Ex: SBA express loans and correspondent banking
- Selectively add new banking centers
  - Ex: New Orleans and DFW in Q2'18
- DFW Market
  - Targeting attractive submarkets
  - First full-service banking center opened in Addison in May 2018

Opportunistic New Market Expansion

- Focused along the I-10/12 and I-20 corridors
  - DFW, Houston and East Texas to the West
  - Jackson, Gulfport/Biloxi and Mobile to the East
- Target markets
  - Attractive demographics
  - Concentration of small-to-midsize businesses
  - High net worth individuals

Disciplined Acquisition Strategy

- Organic expansion will be the primary strategic focus going forward
- Opportunistically evaluate M&A opportunities in existing footprint and new market expansion area
- Ensure earnback and accretion parameters remain realistic and consistent with management philosophy

Appendix

BUSINESS FIRST
BANK

Historical Financial Summary

	2014	2015	2016	2017	2018	YTD 2019
Balance Sheet & Capital						
Total Assets	$684,502	$1,076,089	$1,105,841	$1,321,256	$2,094,896	$2,220,840
Gross Loans (Excl. HFS)	558,386	772,392	810,951	975,284	1,528,469	1,694,727
Deposits	587,252	904,236	932,795	1,055,533	1,733,934	1,733,390
Total Equity	78,845	112,449	113,559	179,935	260,058	280,340
Tangible Common Equity / Tangible Assets[1]	11.52 %	9.95 %	9.52 %	13.04 %	9.90 %	10.39 %
Tier 1 Leverage Ratio	11.24	10.08	9.67	13.53	11.66	10.59
Total Capital Ratio	13.36	12.06	11.63	15.23	13.91	13.42
Net Loans (Excl. HFS) / Assets	80.61 %	71.10 %	72.60 %	73.15 %	72.43 %	75.77 %
Gross Loans (Excl. HFS) / Deposits	95.08	85.42	86.94	92.40	88.15	97.77
NIB Deposits / Deposits	18.56	24.61	23.98	25.07	22.05	23.43
C & I / Loans (Excl. HFS)	33.18	23.99	26.28	26.09	23.79	24.50
C&D / Total Risk-Based Capital[2]	73.0 %	84.5 %	80.1 %	118.8 %	94.6 %	89.0 %
CRE / Total Risk-Based Capital[2]	217.6	234.3	220.2	286.1	216.4	220.6
Asset Quality						
NPLs / Loans (Excl. TDRs)	0.54 %	1.03 %	0.90 %	1.30 %	0.93 %	0.70 %
NPAs / Assets (Excl. TDRs)	0.88	0.93	0.77	0.98	0.77	0.64
Reserves / Loans (Excl. HFS)	1.19	0.94	1.01	0.90	0.73	0.71
NCOs / Average Loans	0.02	0.08	0.04	0.41	0.00	0.10
Profitability Ratios						
Net Income	$4,033	$4,096	$5,111	$4,848	$14,091	$18,013
ROAA	0.58 %	0.41 %	0.45 %	0.40 %	0.84 %	1.14 %
ROAE	5.49	3.89	4.42	3.68	7.04	8.88
Net Interest Margin	3.55 %	3.68 %	3.64 %	4.01 %	4.02 %	4.10 %
Efficiency Ratio	75.90	81.70	82.00	73.70	71.78	63.65
Non-Interest Income / Avg. Assets	0.25	0.32	0.46	0.47	0.46	0.53
Non-Interest Expense / Avg. Assets	2.75	3.05	3.11	3.07	2.99	2.73

Note: Dollars in thousands.
(1) Non-GAAP Financial measure. See reconciliations on page 31-32 in Appendix.
(2) Calculated at the bank level based on FDIC call report data.

BUSINESS FIRST BANK

Energy Portfolio by Total Past Due – As of September 30, 2019

Past Due Energy Loans by Category and Collateral ($ Millions)

CATEGORY	Total $'s	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Upstream	10.7	9.6%	0.0	0.0%	—	—	0.0
Midstream	7.9	7.1%	—	—	—	—	—
Downstream	4.7	4.2%	—	—	—	—	—
Support/Service	82.7	74.4%	—	—	—	—	—
Non Oil & Gas	5.2	4.6%	—	—	—	—	—
TOTAL	111.2	100.0%	0.0	0.0%	—	—	0.0

COLLATERAL	Total	% of Energy Portfolio	Total Past Due $	% of Energy Portfolio	Accruing - Past Due 30-59	Accruing - Past Due 60-89	Non-Accruals
Accounts Receivable & Inventory	25.5	22.9%	—	—	—	—	—
Barges, Crew Boats, Marine Vessels	7.0	6.3%	—	—	—	—	—
Equipment	19.6	17.6%	—	—	—	—	—
Oil & Gas	5.4	4.9%	0.0	0.0%	—	—	0.0
Commercial Real Estate	30.2	27.1%	—	—	—	—	—
Consumer Real Estate	12.9	11.6%	—	—	—	—	—
CD/Mkt. Securities	1.1	0.9%	—	—	—	—	—
All Other (C & I and Non C & I)	9.5	8.6%	—	—	—	—	—
TOTAL	111.2	100.0%	0.0	0.0%	—	—	0.0

Energy Portfolio by Risk Rating – As of September 30, 2019

Energy Loans by Risk Rating and Category ($ Millions)											
RISK RATING	RR#	Upstream	Midstream	Downstream	Support/ Service	Non Oil & Gas	Current Quarter		Previous Quarter		
							Total $	% of Energy	Total $	% of Energy	
Cash Secured	1	—	—	—	1.1	—	1.1	0.9%	0.6	0.6%	
Superior	2	0.8	—	—	1.8	—	2.6	2.3%	5.6	4.8%	
Acceptable	3	2.5	5.0	4.4	37.1	0.3	49.3	44.3%	51.9	44.5%	
Pass	4	7.4	2.9	0.3	26.9	4.8	42.2	38.0%	42.9	36.8%	
TOTAL PASS RATED		10.6	7.9	4.7	66.8	5.2	95.2	85.6%	101.1	86.6%	
Pass/Watch	4W	—	—	—	0.0	—	0.0	0.0%	2.1	1.8%	
Other Assets Especially Mentioned	5	0.0	—	0.04	9.9	—	9.9	8.9%	7.0	6.0%	
Substandard	6	—	—	—	6.1	—	6.1	5.5%	6.5	5.6%	
Doubtful	7	0.0	—	—	—	—	0.0	0.0%	0.0	0.0%	
TOTAL		10.7	7.9	4.7	82.7	5.2	111.2	100.0%	116.7	100.0%	

Energy Portfolio by Risk Rating – As of September 30, 2019

Energy Loans by Risk Rating and Collateral ($ Millions)											
RISK RATING	RR#	C & I	Commercial Real Estate	Consumer Real Estate	CD/ Mkt Securities	All Other	Current Quarter		Previous Quarter	
							Total $	% of Energy	Total $	% of Energy
Cash Secured	1	—	—	—	1.1	—	1.1	0.9%	0.6	0.6%
Superior	2	0.0	0.7	1.5	—	0.5	2.6	2.3%	5.6	4.8%
Acceptable	3	26.1	14.9	2.6	—	5.6	49.3	44.3%	51.9	44.5%
Pass	4	22.1	9.1	8.0	—	3.0	42.2	38.0%	42.9	36.8%
TOTAL PASS RATED		48.2	24.7	12.1	1.1	9.1	95.2	85.6%	101.1	86.6%
Pass/Watch	4W	0.0	—	—	—	—	0.0	0.0%	2.1	1.8%
Other Assets Especially Mentioned	5	4.4	5.1	—	—	0.4	9.9	8.9%	7.0	6.0%
Substandard	6	4.8	0.4	0.8	—	—	6.1	5.5%	6.5	5.6%
Doubtful	7	0.0	—	—	—	—	0.0	0.0%	0.0	0.0%
TOTAL		57.5	30.2	12.9	1.1	9.5	111.2	100.0%	116.7	100.0%

Reconciliation of Non-GAAP Financial Measures

Core Net Income, ROAA, NIM

	For the Year Ended December 31,					Fiscal Quarter				
	2014	2015	2016	2017	2018	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18
Core Net Income:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 5,511	$ 6,843	$ 5,659	$ 3,445	$ 3,900
Adjustments[1]:										
Sale of Impaired Credit	$ -	$ -	$ -	$ (1,815)	$ (69)	$ -	$ (72)	$ -	$ (69)	$ -
Deferred Tax Asset write-down	$ -	$ -	$ -	$ 1,668	$ -	$ -	$ -	$ -	$ -	$ -
Employee Share Awards- NASDAQ Listing	$ -	$ -	$ -	$ -	$ 93	$ -	$ -	$ -	$ -	$ -
(Gain)/Loss Former Bank Premises & Equipment	$ -	$ -	$ -	$ -	$ (280)	$ 469	$ (468)	$ -	$ (390)	$ 110
(Gain)/Loss on Sale of Securities	$ -	$ -	$ -	$ -	$ (6)	$ (21)	$ (46)	$ -	$ (6)	$ -
(Gain)/Loss on Sale of Banking Center						$ 9	$ (468)			
Early Lease Termination Penalty	$ -	$ -	$ -	$ -	$ -	$ 69	$ -	$ -	$ -	$ -
Acquisition-related expenses	$ 317	$ 758	$ 187	$ 129	$ 2,945	$ 228	$ 345	$ (34)	$ 1,722	$ 419
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 6,265	$ 6,602	$ 5,625	$ 4,702	$ 4,429
Core Return on Average Assets:										
Net Income	$ 4,033	$ 4,096	$ 5,111	$ 4,848	$ 14,091	$ 5,511	$ 6,843	$ 5,659	$ 3,445	$ 3,900
Core Net Income	$ 4,350	$ 4,854	$ 5,298	$ 4,830	$ 16,774	$ 6,265	$ 6,602	$ 5,625	$ 4,702	$ 4,429
Average Assets	$696,895	$999,487	$1,127,773	$1,199,788	$1,682,177	$ 2,156,759	$ 2,102,692	$ 2,075,683	$ 1,827,598	$ 1,666,117
ROAA	0.58%	0.41%	0.45%	0.40%	0.84%	1.02%	1.30%	1.09%	0.75%	0.94%
Core ROAA	0.62%	0.49%	0.47%	0.40%	1.00%	1.16%	1.26%	1.08%	1.03%	1.06%
ROAE	5.49%	3.89%	4.42%	3.68%	7.04%	7.93%	10.13%	8.62%	6.03%	7.37%
Core ROAE	5.93%	4.61%	4.58%	3.67%	8.38%	9.01%	9.77%	8.57%	8.23%	8.37%
Average Diluted Shares Outstanding	n/a	n/a	n/a	8,003,822	11,545,943	13,669,370	13,740,937	13,653,125	12,521,017	11,993,734
Diluted Earnings per Common Share				$ 0.61	$ 1.22	$ 0.40	$ 0.50	$ 0.41	$ 0.28	$ 0.33
Core Diluted Earnings per Common Share				$ 0.60	$ 1.45	$ 0.46	$ 0.48	$ 0.41	$ 0.38	$ 0.37
Core Net Interest Margin:										
Net Interest Income	$ 23,524	$ 34,150	$ 37,592	$ 44,372	$ 62,229	$ 20,258	$ 20,193	$ 19,120	$ 17,117	$ 15,636
Adjustments:										
Loan purchase discount accretion	-	(1,961)	(1,363)	(4,135)	(1,278)	(544)	(826)	(432)	(283)	(268)
Core Net Interest Income	$ 23,524	$ 32,189	$ 36,229	$ 40,237	$ 60,951	$ 19,714	$ 19,368	$ 18,688	$ 16,834	$ 15,368
Average Interest-earning Assets	$663,136	$927,484	$1,032,618	$1,106,123	$1,547,806	$ 1,977,474	$ 1,929,035	$ 1,904,870	$ 1,681,240	$ 1,543,820
Net Interest Margin	3.55%	3.68%	3.64%	4.01%	4.02%	4.10%	4.19%	4.01%	4.07%	4.05%
Core Net Interest Margin	3.55%	3.47%	3.51%	3.64%	3.94%	3.99%	4.02%	3.92%	4.01%	3.98%

Note: Dollars in thousands.

(1) Adjustments are net of tax. Tax rates utilized, exclusive of certain nondeductible acquisition-related expenses, were 21% for 2019 and 2018. These rates approximated the marginal tax rates.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV	Fiscal Quarter				
	Q3'19	Q2'19	Q1'19	Q4'18	Q3'18
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 280,340	$ 277,469	$ 269,144	$ 260,058	$ 212,961
Adjustments:					
Goodwill	(48,333)	(48,503)	(49,534)	(49,488)	(32,427)
Core deposit and other intangibles	(6,916)	(7,139)	(7,655)	(7,885)	(4,103)
Total Tangible Common Equity	$ 225,091	$ 221,827	$ 211,955	$ 202,685	$ 176,431
Tangible Assets					
Total Assets	$2,220,840	$2,153,608	$2,101,400	$2,094,896	$1,678,195
Adjustments:					
Goodwill	(48,333)	(48,503)	(49,534)	(49,488)	(32,427)
Core deposit and other intangibles	(6,916)	(7,139)	(7,655)	(7,885)	(4,103)
Total Tangible Assets	$2,165,591	$2,097,966	$2,044,211	$2,037,523	$1,641,665
Common Equity to Total Assets	12.6%	12.9%	12.8%	12.4%	12.7%
Tangible Common Equity to Tangible Assets	10.4%	10.6%	10.4%	9.9%	10.7%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 280,340	$ 277,469	$ 269,144	$ 260,058	$ 212,961
Adjustments:					
Goodwill	(48,333)	(48,503)	(49,534)	(49,488)	(32,427)
Core deposit and other intangibles	(6,916)	(7,139)	(7,655)	(7,885)	(4,103)
Total Tangible Common Equity	$ 225,091	$ 221,827	$ 211,955	$ 202,685	$ 176,431
Common shares outstanding	13,274,823	13,361,482	13,361,482	13,213,280	11,533,721
Book Value per Common Share	$ 21.12	$ 20.77	$ 20.14	$ 19.68	$ 18.46
Tangible Book Value per Common Share	$ 16.96	$ 16.60	$ 15.86	$ 15.34	$ 15.30

Note: Dollars in thousands except per share data.

Reconciliation of Non-GAAP Financial Measures

TCE / TBV					
	For the Year Ended December 31,				
	2014	2015	2016	2017	2018
Tangible Common Equity / Tangible Assets:					
Tangible Common Equity					
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058
Adjustments:					
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685
Tangible Assets					
Total Assets	$ 684,502	$ 1,076,089	$ 1,105,841	$ 1,321,256	$ 2,094,896
Adjustments:					
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Assets	$ 684,502	$ 1,070,158	$ 1,096,738	$ 1,312,429	$ 2,037,523
Common Equity to Total Assets	11.5%	10.4%	10.3%	13.6%	12.4%
Tangible Common Equity to Tangible Assets	11.5%	10.0%	9.5%	13.0%	9.9%
Tangible Book Value per Share:					
Tangible Common Equity					
Total Shareholders' Equity	$ 78,845	$ 112,449	$ 113,559	$ 179,935	$ 260,058
Adjustments:					
Goodwill	-	(3,376)	(6,824)	(6,824)	(49,488)
Core deposit and other intangibles	-	(2,555)	(2,279)	(2,003)	(7,885)
Total Tangible Common Equity	$ 78,845	$ 106,518	$ 104,456	$ 171,108	$ 202,685
Common shares outstanding	5,314,925	7,035,913	6,916,673	10,232,495	13,213,280
Book Value per Common Share	$ 14.83	$ 15.98	$ 16.42	$ 17.58	$ 19.68
Tangible Book Value per Common Share	$ 14.83	$ 15.14	$ 15.10	$ 16.72	$ 15.34

Note: Dollars in thousands except per share data.

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures

	Quarterly Core NIM												
	Q3 '16	Q4 '16	Q1 '17	Q2 '17	Q3 '17	Q4 '17	Q1 '18	Q2 '18	Q3 '18	Q4 '18	Q1 '19	Q2 '19	Q3 '19
Core Net Interest Margin:													
Net Interest Income	$ 9,742	$ 9,318	$ 10,560	$ 11,690	$ 10,533	$ 11,589	$ 14,500	$ 14,976	$ 15,636	$ 17,117	$ 19,120	$ 20,193	$ 20,258
Adjustments:													
Loan purchase discount accretion	(325)	(330)	(1,308)	(1,842)	(441)	(545)	(385)	(342)	(268)	(283)	(432)	(826)	(544)
Core Net Interest Income	$ 9,417	$ 8,988	$ 9,252	$ 9,848	$ 10,092	$ 11,044	$ 14,115	$ 14,634	$ 15,368	$ 16,834	$ 18,688	$ 19,368	$ 19,714
Average Interest-earning Assets	$1,031,322	$1,026,126	$1,045,161	$1,077,529	$1,104,373	$1,197,415	$1,460,878	$1,505,289	$1,543,820	$1,681,240	$1,904,870	$1,929,035	$1,977,474
Net Interest Margin	3.78%	3.63%	4.04%	4.34%	3.82%	3.87%	3.97%	3.98%	4.05%	4.07%	4.01%	4.19%	4.10%
Core Net Interest Margin	3.65%	3.50%	3.54%	3.66%	3.66%	3.69%	3.86%	3.89%	3.98%	4.01%	3.92%	4.02%	3.99%

Note: Dollars in thousands.

BUSINESS FIRST BANK

Reconciliation of Non-GAAP Financial Measures

Efficiency Ratio										
	Fiscal Quarter									
	Q3'19		Q2'19		Q1'19		Q4'18		Q3'18	
Efficiency Ratio:										
Nonintrest Expense	$	14,878	$	14,577	$	13,790	$	14,409	$	11,870
Core Adjustments		(375)		(436)		50		(2,132)		(509)
Net Interest and Noninterest Income	$	22,154	$	24,354	$	21,431	$	19,601	$	17,183
Core Adjustments	$	606	$	(684)	$	-	$	(581)	$	139
Efficiency Ratio		67.16%		59.85%		64.35%		73.51%		69.08%
Core Efficiency Ratio		63.72%		59.74%		64.58%		64.55%		65.59%

BUSINESS FIRST BANK